AMENDMENT NO. 9

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

This Amendment No. 9 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of Vanguard World Fund (the “Trust”) amends, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of November 19, 2008, as amended (the “Agreement”).

By resolutions adopted at a meeting of the Trust’s Board of Trustees (the “Board”) on May 21 & 22, 2025, the Board approved this Amendment. Under Article VIII, Section 4 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

Whereas, the Trust desires to amend the Agreement to reflect the addition of the following series: Vanguard Emerging Markets Ex-China ETF, a new series of the Trust;

Now, therefore, the Agreement is hereby amended as follows:

1.Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.All references in the Agreement to the “Amended Declaration of Trust” or “Declaration of Trust” shall mean the Agreement as amended by this

Amendment.

3.Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

In Witness Whereof, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 4, 2025.

VANGUARD WORLD FUND

/S/ John Schadl_____________

(Original signature on Declaration of Trust)

John Schadl

Assistant Secretary

EXHIBIT 1

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

SCHEDULE A

VANGUARD WORLD FUND

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Communication Services Index Fund	Admiral, ETF
Vanguard Consumer Discretionary Index Fund	Admiral, ETF
Vanguard Consumer Staples Index Fund	Admiral, ETF
Vanguard Energy Index Fund	Admiral, ETF
Vanguard ESG International Stock ETF	ETF
Vanguard ESG U.S. Corporate Bond ETF	ETF
Vanguard ESG U.S. Stock ETF	ETF
Vanguard Extended Duration Treasury Index Fund	ETF, Institutional, Institutional Plus
Vanguard Financials Index Fund	Admiral, ETF
Vanguard FTSE Social Index Fund	Admiral, Institutional
Vanguard Global Wellington Fund	Investor, Admiral
Vanguard Global Wellesley Income Fund	Investor, Admiral
Vanguard Health Care Index Fund	Admiral, ETF
Vanguard Industrials Index Fund	Admiral, ETF
Vanguard Information Technology Index Fund	Admiral, ETF
Vanguard International Growth Fund	Investor, Admiral
Vanguard Materials Index Fund	Admiral, ETF
Vanguard Mega Cap Growth Index Fund	ETF, Institutional
Vanguard Mega Cap Index Fund	ETF, Institutional
Vanguard Mega Cap Value Index Fund	ETF, Institutional
Vanguard U.S. Growth Fund	Investor, Admiral
Vanguard Utilities Index Fund	Admiral, ETF
Vanguard Emerging Markets Ex-China ETF	ETF

AMENDMENT NO. 8

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

This Amendment No. 8 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of Vanguard World Fund (the “Trust”) amends, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of November 19, 2008, as amended (the “Agreement”).

By resolutions adopted at a meeting of the Trust’s Board of Trustees (the “Board”) on May 21 & 22, 2020, the Board approved this Amendment. Under Article VIII, Section 4 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

Whereas, the Trust desires to amend the Agreement to reflect the addition of the following new series: Vanguard ESG U.S. Corporate Bond ETF

Now, therefore, the Agreement is hereby amended as follows:

4.Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

5.All references in the Agreement to the “Amended Declaration of Trust” or “Declaration of Trust” shall mean the Agreement as amended by this

Amendment.

6.Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

In Witness Whereof, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 27, 2022.

VANGUARD WORLD FUND

/S/ Michael J. Drayo_____________

(Original signature on Declaration of Trust) Michael J. Drayo

Assistant Secretary

EXHIBIT 1

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

SCHEDULE A

VANGUARD WORLD FUND

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Communication Services Index Fund	Admiral, ETF
Vanguard Consumer Discretionary Index Fund	Admiral, ETF
Vanguard Consumer Staples Index Fund	Admiral, ETF
Vanguard Energy Index Fund	Admiral, ETF
Vanguard ESG International Stock ETF	ETF
Vanguard ESG U.S. Corporate Bond ETF	ETF
Vanguard ESG U.S. Stock ETF	ETF
Vanguard Extended Duration Treasury Index Fund	ETF, Institutional, Institutional Plus
Vanguard Financials Index Fund	Admiral, ETF
Vanguard FTSE Social Index Fund	Admiral, Institutional
Vanguard Global Wellington Fund	Investor, Admiral
Vanguard Global Wellesley Income Fund	Investor, Admiral
Vanguard Health Care Index Fund	Admiral, ETF
Vanguard Industrials Index Fund	Admiral, ETF
Vanguard Information Technology Index Fund	Admiral, ETF
Vanguard International Growth Fund	Investor, Admiral
Vanguard Materials Index Fund	Admiral, ETF
Vanguard Mega Cap Growth Index Fund	ETF, Institutional
Vanguard Mega Cap Index Fund	ETF, Institutional
Vanguard Mega Cap Value Index Fund	ETF, Institutional
Vanguard U.S. Growth Fund	Investor, Admiral
Vanguard Utilities Index Fund	Admiral, ETF

AMENDMENT NO. 8

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

This Amendment No. 8 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of Vanguard World Fund (the “Trust”) amends, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of November 19, 2008, as amended (the “Agreement”).

By resolutions adopted at a meeting of the Trust’s Board of Trustees (the “Board”) on May 21 & 22, 2020, the Board approved this Amendment. Under Article VIII, Section 4 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

Whereas, the Trust desires to amend the Agreement to reflect the addition of the following new series: Vanguard ESG U.S. Corporate Bond ETF

Now, therefore, the Agreement is hereby amended as follows:

7.Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

8.All references in the Agreement to the “Amended Declaration of Trust” or “Declaration of Trust” shall mean the Agreement as amended by this

Amendment.

9.Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

In Witness Whereof, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July _22_, 2020.

VANGUARD WORLD FUND

/S/ Laura Merianos _____________

(Original signature on Declaration of Trust)

Laura Merianos

Assistant Secretary

EXHIBIT 1

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

SCHEDULE A

VANGUARD WORLD FUND

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Communication Services Index Fund	Admiral, ETF
Vanguard Consumer Discretionary Index Fund	Admiral, ETF
Vanguard Consumer Staples Index Fund	Admiral, ETF
Vanguard Energy Index Fund	Admiral, ETF
Vanguard ESG International Stock ETF	ETF
Vanguard ESG U.S. Corporate Bond ETF	ETF
Vanguard ESG U.S. Stock ETF	ETF
Vanguard Extended Duration Treasury Index Fund	ETF, Institutional, Institutional Plus
Vanguard Financials Index Fund	Admiral, ETF
Vanguard FTSE Social Index Fund	Institutional
Vanguard Global Wellington Fund	Investor, Admiral
Vanguard Global Wellesley Income Fund	Investor, Admiral
Vanguard Health Care Index Fund	Admiral, ETF
Vanguard Industrials Index Fund	Admiral, ETF
Vanguard Information Technology Index Fund	Admiral, ETF
Vanguard International Growth Fund	Investor, Admiral
Vanguard Materials Index Fund	Admiral, ETF
Vanguard Mega Cap Growth Index Fund	ETF, Institutional
Vanguard Mega Cap Index Fund	ETF, Institutional
Vanguard Mega Cap Value Index Fund	ETF, Institutional
Vanguard U.S. Growth Fund	Investor, Admiral
Vanguard Utilities Index Fund	Admiral, ETF

AMENDMENT NO. 7

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

This Amendment No. 7 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of Vanguard World Fund (the “Trust”) amends, effective December 20, 2019, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of November 19, 2008, as amended (the “Agreement”).

By resolutions adopted at a meeting of the Trust’s Board of Trustees (the “Board”) on October 29, 2018, the Board approved this Amendment. Under Article VIII, Section 4 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

Whereas, the Trust desires to amend the Agreement to reflect the removal of the Investor share class to, Vanguard FTSE Social Index Fund, a series of the Trust;

Now, therefore, the Agreement is hereby amended as follows:

10.Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

11.All references in the Agreement to the “Amended Declaration of Trust” or “Declaration of Trust” shall mean the Agreement as amended by this

Amendment.

12.Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

In Witness Whereof, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December ____, 2019.

VANGUARD WORLD FUND

/S/ Laura Merianos _____________

(Original signature on Declaration of Trust)

Laura Merianos

Assistant Secretary

EXHIBIT 1

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

SCHEDULE A

VANGUARD WORLD FUND

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Communication Services Index Fund	Admiral, ETF
Vanguard Consumer Discretionary Index Fund	Admiral, ETF
Vanguard Consumer Staples Index Fund	Admiral, ETF
Vanguard Energy Index Fund	Admiral, ETF
Vanguard ESG International Stock ETF	ETF
Vanguard ESG U.S. Stock ETF	ETF
Vanguard Extended Duration Treasury Index Fund	ETF, Institutional, Institutional Plus
Vanguard Financials Index Fund	Admiral, ETF
Vanguard FTSE Social Index Fund	Admiral, Institutional
Vanguard Global Wellington Fund	Investor, Admiral
Vanguard Global Wellesley Income Fund	Investor, Admiral
Vanguard Health Care Index Fund	Admiral, ETF
Vanguard Industrials Index Fund	Admiral, ETF
Vanguard Information Technology Index Fund	Admiral, ETF
Vanguard International Growth Fund	Investor, Admiral
Vanguard Materials Index Fund	Admiral, ETF
Vanguard Mega Cap Growth Index Fund	ETF, Institutional
Vanguard Mega Cap Index Fund	ETF, Institutional
Vanguard Mega Cap Value Index Fund	ETF, Institutional
Vanguard U.S. Growth Fund	Investor, Admiral
Vanguard Utilities Index Fund	Admiral, ETF

AMENDMENT NO. 6

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

This Amendment No. 6 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of Vanguard World Fund (the “Trust”) amends, effective February 5, 2019, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of November 19, 2008, as amended (the “Agreement”).

By resolutions adopted at a meeting of the Trust’s Board of Trustees (the “Board”) on October 29, 2018, the Board approved this Amendment. Under Article VIII, Section 4 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

Whereas, the Trust desires to amend the Agreement to reflect the addition of the Admiral share class to, Vanguard FTSE Social Index Fund, a series of the Trust;

Now, therefore, the Agreement is hereby amended as follows:

13.Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

14.All references in the Agreement to the “Amended Declaration of Trust” or “Declaration of Trust” shall mean the Agreement as amended by this

Amendment.

15.Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

In Witness Whereof, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February ____, 2019.

VANGUARD WORLD FUND

/S/ Laura Merianos _____________

(Original signature on Declaration of Trust)

Laura Merianos

Assistant Secretary

EXHIBIT 1

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

SCHEDULE A

VANGUARD WORLD FUND

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Communication Services Index Fund	Admiral, ETF
Vanguard Consumer Discretionary Index Fund	Admiral, ETF
Vanguard Consumer Staples Index Fund	Admiral, ETF
Vanguard Energy Index Fund	Admiral, ETF
Vanguard ESG International Stock ETF	ETF
Vanguard ESG U.S. Stock ETF	ETF
Vanguard Extended Duration Treasury Index Fund	ETF, Institutional, Institutional Plus
Vanguard Financials Index Fund	Admiral, ETF
Vanguard FTSE Social Index Fund	Admiral, Investor, Institutional,
Vanguard Global Wellington Fund	Investor, Admiral
Vanguard Global Wellesley Income Fund	Investor, Admiral
Vanguard Health Care Index Fund	Admiral, ETF
Vanguard Industrials Index Fund	Admiral, ETF
Vanguard Information Technology Index Fund	Admiral, ETF
Vanguard International Growth Fund	Investor, Admiral
Vanguard Materials Index Fund	Admiral, ETF
Vanguard Mega Cap Growth Index Fund	ETF, Institutional
Vanguard Mega Cap Index Fund	ETF, Institutional
Vanguard Mega Cap Value Index Fund	ETF, Institutional
Vanguard U.S. Growth Fund	Investor, Admiral
Vanguard Utilities Index Fund	Admiral, ETF

AMENDMENT NO. 5

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

This Amendment No. 5 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of Vanguard World Fund (the “Trust”) amends, effective September 18, 2018, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of November 19, 2008, as amended (the “Agreement”).

By resolutions adopted at a meeting of the Trust’s Board of Trustees (the “Board”) on May 17 & 18, 2018, the Board approved this Amendment. Under Article VIII, Section 4 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

Whereas, the Trust desires to amend the Agreement to reflect the addition of the following new series: Vanguard ESG U.S. Stock ETF and Vanguard ESG International Stock ETF.

Now, therefore, the Agreement is hereby amended as follows:

16.Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

17.All references in the Agreement to the “Amended Declaration of Trust” or “Declaration of Trust” shall mean the Agreement as amended by this

Amendment.

18.Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

In Witness Whereof, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July ____, 2018.

VANGUARD WORLD FUND

/S/ Laura Merianos _____________

(Original signature on Declaration of Trust)

Laura Merianos

Assistant Secretary

EXHIBIT 1

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

SCHEDULE A

VANGUARD WORLD FUND

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Communication Services Index Fund	Admiral, ETF
Vanguard Consumer Discretionary Index Fund	Admiral, ETF
Vanguard Consumer Staples Index Fund	Admiral, ETF
Vanguard Energy Index Fund	Admiral, ETF
Vanguard ESG International Stock ETF	ETF
Vanguard ESG U.S. Stock ETF	ETF
Vanguard Extended Duration Treasury Index Fund	ETF, Institutional, Institutional Plus
Vanguard Financials Index Fund	Admiral, ETF
Vanguard FTSE Social Index Fund	Investor, Institutional
Vanguard Global Wellington Fund	Investor, Admiral
Vanguard Global Wellesley Income Fund	Investor, Admiral
Vanguard Health Care Index Fund	Admiral, ETF
Vanguard Industrials Index Fund	Admiral, ETF
Vanguard Information Technology Index Fund	Admiral, ETF
Vanguard International Growth Fund	Investor, Admiral
Vanguard Materials Index Fund	Admiral, ETF
Vanguard Mega Cap Growth Index Fund	ETF, Institutional
Vanguard Mega Cap Index Fund	ETF, Institutional
Vanguard Mega Cap Value Index Fund	ETF, Institutional
Vanguard U.S. Growth Fund	Investor, Admiral
Vanguard Utilities Index Fund	Admiral, ETF

AMENDMENT NO. 4

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

This Amendment No. 4 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of Vanguard World Fund (the “Trust”) amends, effective May 2, 2018, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of November 19, 2008, as amended (the “Agreement”).

By resolutions adopted at a meeting of the Trust’s Board of Trustees (the “Board”) on February 22 & 23, 2018, the Board approved this Amendment. Under Article VIII, Section 4 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

Whereas, the Trust desires to amend the Agreement to reflect the name change of Vanguard Telecommunication Services Index Fund to Vanguard Communication Services Index Fund.

Now, therefore, the Agreement is hereby amended as follows:

1.Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.All references in the Agreement to the “Amended Declaration of Trust” or “Declaration of Trust” shall mean the Agreement as amended by this Amendment.

3.Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

In Witness Whereof, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 2, 2018.

VANGUARD WORLD FUND

/S/ Michael J. Drayo___________

(Original signature on Declaration of Trust)

Michael J. Drayo

Assistant Secretary

EXHIBIT 1

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

SCHEDULE A

VANGUARD WORLD FUND

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Communication Services Index Fund	Admiral, ETF
Vanguard Consumer Discretionary Index Fund	Admiral, ETF
Vanguard Consumer Staples Index Fund	Admiral, ETF
Vanguard Energy Index Fund	Admiral, ETF
Vanguard Extended Duration Treasury Index Fund	ETF, Institutional, Institutional Plus
Vanguard Financials Index Fund	Admiral, ETF
Vanguard FTSE Social Index Fund	Investor, Institutional
Vanguard Global Wellington Fund	Investor, Admiral
Vanguard Global Wellesley Income Fund	Investor, Admiral
Vanguard Health Care Index Fund	Admiral, ETF
Vanguard Industrials Index Fund	Admiral, ETF
Vanguard Information Technology Index Fund	Admiral, ETF
Vanguard International Growth Fund	Investor, Admiral
Vanguard Materials Index Fund	Admiral, ETF
Vanguard Mega Cap Growth Index Fund	ETF, Institutional
Vanguard Mega Cap Index Fund	ETF, Institutional
Vanguard Mega Cap Value Index Fund	ETF, Institutional
Vanguard U.S. Growth Fund	Investor, Admiral
Vanguard Utilities Index Fund	Admiral, ETF

AMENDMENT NO. 3

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

This Amendment No. 3 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of Vanguard World Fund (the “Trust”) amends the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of November 19, 2008, as amended (the “Agreement”).

By resolutions adopted at a meeting of the Trust’s Board of Trustees (the “Board”) on July 21, 2017, the Board approved this Amendment. Under Article VIII, Section 4 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

Whereas, the Trust desires to amend the Agreement to reflect the addition of the following new series: Vanguard Global Wellington Fund and Vanguard Global Wellesley Income Fund.

Now, therefore, the Agreement is hereby amended as follows:

1.Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.All references in the Agreement to the “Amended Declaration of Trust” or “Declaration of Trust” shall mean the Agreement as amended by this Amendment.

3.Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

In Witness Whereof, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July ____, 2017.

VANGUARD WORLD FUND

/S/ Anne Robinson_____________

(Original signature on Declaration of Trust)

Anne Robinson

Secretary

EXHIBIT 1

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

SCHEDULE A

VANGUARD WORLD FUND

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Consumer Discretionary Index Fund	Admiral, ETF
Vanguard Consumer Staples Index Fund	Admiral, ETF
Vanguard Energy Index Fund	Admiral, ETF
Vanguard Extended Duration Treasury Index Fund	ETF, Institutional, Institutional Plus
Vanguard Financials Index Fund	Admiral, ETF
Vanguard FTSE Social Index Fund	Investor, Institutional
Vanguard Global Wellington Fund	Investor, Admiral
Vanguard Global Wellesley Income Fund	Investor, Admiral
Vanguard Health Care Index Fund	Admiral, ETF
Vanguard Industrials Index Fund	Admiral, ETF
Vanguard Information Technology Index Fund	Admiral, ETF
Vanguard International Growth Fund	Investor, Admiral
Vanguard Materials Index Fund	Admiral, ETF
Vanguard Mega Cap Growth Index Fund	ETF, Institutional
Vanguard Mega Cap Index Fund	ETF, Institutional
Vanguard Mega Cap Value Index Fund	ETF, Institutional
Vanguard Telecommunication Services Index Fund	Admiral, ETF
Vanguard U.S. Growth Fund	Investor, Admiral
Vanguard Utilities Index Fund	Admiral, ETF

AMENDMENT NO. 2

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

This Amendment No. 2 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of Vanguard World Fund (the “Trust”) amends, effective March 15, 2013, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of November 19, 2008, as amended (the “Agreement”).

By resolutions adopted at a meeting of the Trust’s Board of Trustees (the “Board”) on September 20, 2012, the Board approved this Amendment. Under Article VIII, Section 4 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to reflect the name change of Vanguard Mega Cap 300 Growth Index Fund to Vanguard Mega Cap Growth Index Fund and the name change of Vanguard Mega Cap 300 Value Index Fund to Vanguard Mega cap Value Index Fund, each a series of the Vanguard World Fund;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.All references in the Agreement to the “Amended Declaration of Trust” or “Declaration of Trust” shall mean the Agreement as amended by this Amendment.

3.Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of March 15, 2013.

VANGUARD WORLD FUND

/S/ Natalie Bej _____________

(Original signature on Declaration of Trust)

Natalie Bej

Assistant Secretary

EXHIBIT 1

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

SCHEDULE A

VANGUARD WORLD FUND

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Consumer Discretionary Index Fund	Admiral, ETF
Vanguard Consumer Staples Index Fund	Admiral, ETF
Vanguard Energy Index Fund	Admiral, ETF
Vanguard Extended Duration Treasury Index Fund	ETF, Institutional, Institutional Plus
Vanguard Financials Index Fund	Admiral, ETF
Vanguard FTSE Social Index Fund	Investor, Institutional
Vanguard Health Care Index Fund	Admiral, ETF
Vanguard Industrials Index Fund	Admiral, ETF
Vanguard Information Technology Index Fund	Admiral, ETF
Vanguard International Growth Fund	Investor, Admiral
Vanguard Materials Index Fund	Admiral, ETF
Vanguard Mega Cap Growth Index Fund	ETF, Institutional
Vanguard Mega Cap Index Fund	ETF, Institutional
Vanguard Mega Cap Value Index Fund	ETF, Institutional
Vanguard Telecommunication Services Index Fund	Admiral, ETF
Vanguard U.S. Growth Fund	Investor, Admiral
Vanguard Utilities Index Fund	Admiral, ETF

AMENDMENT NO. 1

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

This Amendment No. 1 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of Vanguard World Fund (the “Trust”) amends, effective January 31, 2013, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of November 19, 2008, as amended (the “Agreement”).

By resolutions adopted at a meeting of the Trust’s Board of Trustees (the “Board”) on September 20, 2012, the Board approved this Amendment. Under Article VIII, Section 4 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to reflect the name change of Vanguard Mega Cap 300 Index Fund to Vanguard Mega Cap Index Fund, a series of the Vanguard World Fund;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.All references in the Agreement to the “Amended Declaration of Trust” or “Declaration of Trust” shall mean the Agreement as amended by this Amendment.

3.Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 5, 2013.

VANGUARD WORLD FUND

/S/ Natalie Bej _____________

(Original signature on Declaration of Trust)

Natalie Bej

Assistant Secretary

EXHIBIT 1

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

SCHEDULE A

VANGUARD WORLD FUND

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Consumer Discretionary Index Fund	Admiral, ETF
Vanguard Consumer Staples Index Fund	Admiral, ETF
Vanguard Energy Index Fund	Admiral, ETF
Vanguard Extended Duration Treasury Index Fund	ETF, Institutional, Institutional Plus
Vanguard Financials Index Fund	Admiral, ETF
Vanguard FTSE Social Index Fund	Investor, Institutional
Vanguard Health Care Index Fund	Admiral, ETF
Vanguard Industrials Index Fund	Admiral, ETF
Vanguard Information Technology Index Fund	Admiral, ETF
Vanguard International Growth Fund	Investor, Admiral
Vanguard Materials Index Fund	Admiral, ETF
Vanguard Mega Cap 300 Growth Index Fund	ETF, Institutional
Vanguard Mega Cap Index Fund	ETF, Institutional
Vanguard Mega Cap 300 Value Index Fund	ETF, Institutional
Vanguard Telecommunication Services Index Fund	Admiral, ETF
Vanguard U.S. Growth Fund	Investor, Admiral
Vanguard Utilities Index Fund	Admiral, ETF

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD WORLD FUND

WHEREAS, this AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST of Vanguard World Fund (the “Trust”) is made and entered into as of the date set forth below by the Trustees named hereunder for the purpose of continuing the Trust as a Delaware statutory trust in accordance with the provisions hereinafter set forth;

WHEREAS, the Trust was formed upon the filing of a certificate of trust in the Office of the Secretary of State of the State of Delaware on January 28, 1998 pursuant to a declaration of trust dated January 23, 1998 (the “Original Declaration of Trust”);

WHEREAS, the Original Declaration of Trust was amended on July 19, 2002 (as so amended, the “Amended Declaration of Trust”); and

WHEREAS, the Trustees consider it appropriate to amend and restate the Amended Declaration of Trust in accordance with the terms of the Amended Declaration of Trust and the Delaware Act.

NOW, THEREFORE, the Amended Declaration of Trust is hereby amended and restated as follows and the Trustees do hereby declare that the Trustees will hold IN TRUST all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions.

ARTICLE I.

Name and Definitions

Section 1. Name. The name of the Trust is “VANGUARD WORLD FUND”

and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. If the Trustees determine to change the name of the Trust, they may adopt such other name for the Trust as they deem proper. Any name change shall become effective upon approval by the Trustees of such change and the filing of a certificate of amendment under the Delaware Act. Any such action shall have the status of an amendment to this Declaration of Trust.

Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

(a)“Amended Declaration of Trust” shall have the meaning set forth in the recitals to this Declaration of Trust;

(b)“By-Laws” shall mean the By-Laws of the Trust as amended from time to time;

(c)“Commission” shall have the respective meanings given it in

Section 2(a)(7) and Section (2)(a)(29) of the 1940 Act;

(d)“Declaration of Trust” shall mean this Amended and Restated

Agreement and Declaration of Trust, as amended or restated from time to time;

(e)“Delaware Act” refers to Delaware Statutory Trust Act, 12 Del. C.

§3801 et. seq. (as amended and in effect from time to time);

(f)“Interested Person” shall have the meaning given it in Section

2(a)(19) of the 1940 Act;

(g)“Investment Adviser” or “Adviser” means a party furnishing services to the Trust pursuant to any contract described in Article IV, Section 6(a) hereof;

(h)“1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time. References herein to specific sections of the 1940 Act shall be deemed to include such Rules and Regulations as are applicable to such sections as determined by the Trustees or their designees;

(i)“Original Declaration of Trust” shall have the meaning set forth in the recitals to this Declaration of Trust;

(j)“Principal Underwriter” shall have the respective meanings given it in Section 2(a)(7) and Section (2)(a)(29) of the 1940 Act;

(k)“Prior Declaration of Trust” refers to the original Declaration of Trust and the Amended Declaration of Trust, each as from time to time in effect prior to the date hereof;

(l)“Person” means and includes individuals, corporations, partnerships, trusts, foundations, plans, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

(m)“Series” refers to each Series of Shares referenced in, or established under or in accordance with, the provisions of Article III.

(n)“Shareholder” means a record owner of outstanding Shares;

(o)“Shares” means the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares;

(p)“Trust” shall have the meaning set forth in the recitals to this

Declaration of Trust;

(q)“Trustees” or “Board of Trustees” refers to the persons who have signed this Declaration of Trust and all other persons who were or may from time to time be duly elected or appointed to serve on the Board of Trustees in accordance with the provisions hereof or of the Prior Declaration of Trust, so long as they continue in office in accordance with the terms hereof and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder; and

(r)“Trust Property” means any and all property, real or personal,

tangible or intangible, which is owned or held by or for the account of the Trust.

ARTICLE II.

Purpose of Trust

The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities.

ARTICLE III.

Shares

Section 1. Division of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, with a par value of $ .001 per Share unless the Trustees shall designate another par value in connection with the issuance of Shares or with respect to outstanding Shares as provided in Section 5 of this Article III. The Trustees may authorize the division of Shares into separate Series and the division of Series into separate classes of Shares. The different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees. If no Series shall be established or if only one Series shall be established, the Shares shall have the rights and preferences provided for herein and in Article III, Section 6 hereof to the extent relevant and not otherwise provided for herein.

Subject to the provisions of Section 6 of this Article III, each Share shall have voting rights as provided in Article V hereof, and holders of the Shares of any Series shall be entitled to receive dividends, when, if and as declared with respect thereto in the manner provided in Article VI, Section 1 hereof. No Share shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions of the Trust or otherwise. All dividends and distributions shall be made ratably among all Shareholders of a

Series (or class) from the assets held with respect to such Series according to the number of Shares of such Series (or class) held of record by such Shareholders on the record date for any dividend or distribution. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Series. The Trustees may from time to time divide or combine the Shares of a Series into a greater or lesser number of Shares of such Series without thereby materially changing the proportionate beneficial interest of such Shares in the assets held with respect to that Series or materially affecting the rights of Shares of any other Series.

All references to Shares in this Declaration of Trust shall be deemed to be Shares of the Trust and of any or all Series or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each class thereof, except as the context otherwise requires.

All Shares issued hereunder, including Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable.

Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series (and class). No certificates evidencing the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series (and class) and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series (and class) and as to the number of Shares of each Series (and class) held from time to time by each Shareholder.

Section 3. Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize. Each investment shall be credited to the Shareholder’s account in the form of full and fractional Shares of the Trust, in such Series (or class) as the purchaser shall select, at the net asset value per Share next determined for such Series (or class) after receipt of the investment; provided, however, that the Trustees may, in their sole discretion, impose a sales charge or reimbursement fee upon investments in the Trust.

Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust and the By-Laws of the Trust. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but shall entitle such representative only to the rights of such Shareholder under this Declaration of Trust. Ownership of Shares shall not entitle a Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners or joint venturers. Neither the Trust nor the Trustees, nor any officer, employee nor agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time agree to pay.

Section 5. Power of Board of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provision of this Declaration of Trust to the contrary, and without limiting the power of the Board of Trustees to amend the Declaration of Trust as provided elsewhere herein, the Board of Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust, provided that before adopting any such amendment without Shareholder approval the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders and that Shareholder approval is not required by the 1940 Act or other applicable federal law. If Shares have been issued, Shareholder approval shall be required to adopt any amendments to this Declaration of Trust which would adversely affect to a material degree the rights and preferences of the Shares of any Series (or class) or to increase or decrease the par value of the Shares of any Series (or class).

Section 6. Establishment and Designation of Shares. The Series and classes of Shares existing as of the date of this Declaration of Trust are those Series and classes that have been established under the Prior Declaration of Trust and not heretofore terminated which are indicated on Schedule A attached hereto and made a part hereof (“Schedule A”). The establishment of any additional Series (or class) of Shares shall be effective upon the adoption by the Trustees of a resolution that sets forth the designation of, or otherwise identifies, such Series (or class), whether directly in such resolution or by reference to, or approval of, another document that sets forth the designation of, or otherwise identifies, such Series (or class) including any registration statement of the Trust or such Series (or class), any amendment and/or restatement of this Declaration of Trust and/or Schedule A or as otherwise provided in such resolution. Upon the establishment of any additional Series (or class) of Shares or the termination of any existing Series (or class) of Shares, Schedule A shall be amended to reflect the addition or termination of such Series (or class) and any officer of the Trust is hereby authorized to make such amendment; provided that amendment of Schedule A shall not be a condition precedent to the establishment or termination of any Series (or class) in accordance with this Declaration of Trust. The relative rights and preferences of the Shares of the Trust and each Series and each class thereof shall be as set forth herein and as set forth in any registration statement relating thereto, unless otherwise provided in the resolution establishing such Series or class.

Shares of each Series (or class) established pursuant to this Section 6, unless otherwise provided in the resolution establishing such Series (or class) or in any registration statement relating thereto, shall have the following relative rights and preferences:

(a)Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a Series, including dividends and distributions paid by, and reinvested in, such Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as ”assets held with respect to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to the Trust or any particular Series (collectively ”General Assets”), the Trustees shall allocate such General Assets to, between or among the Trust and/or any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes in absence of manifest error.

(b)Liabilities Held with Respect to a Particular Series. The assets of the Trust held with respect to each Series shall be charged with the liabilities of the Trust with respect to such Series and all expenses, costs, charges and reserves attributable to such Series, and any general liabilities of the Trust that are not readily identifiable as being held in respect of a Series shall be allocated and charged by the Trustees to and among the Trust and/or any one or more Series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as “liabilities held with respect to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes in absence of manifest error. All liabilities held with respect to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series and, except as otherwise provided in this Declaration of Trust, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets of such Series. As and to the extent provided in Section 3804(a) of the Delaware Act, separate and distinct records shall be maintained for each Series and the assets held with respect to each Series shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets held with respect to all other Series and the General Assets of the Trust not allocated to such Series. Notice of this limitation on inter-Series liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment).

(c)Dividends, Distributions, Redemptions, and Repurchases. No dividend or distribution including any distribution paid in connection with termination of the

Trust or of any Series (or class) with respect to, or any redemption or repurchase of, the Shares of any Series (or class) shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders in absence of manifest error.

(d)Voting. All Shares entitled to vote on a matter shall vote without differentiation between the separate Series on a one-vote-per-each dollar (and a fractional vote for each fractional dollar) of the net asset value of each Share (including fractional shares) basis; provided however, if a matter to be voted on affects only the interests of one or more but not all Series (or one or more but not all of a class of a Series), then only the Shareholders of such affected Series (or class) shall be entitled to vote on the matter.

(e)Equality. All the Shares of each Series shall represent an equal proportionate undivided interest in the assets held with respect to such Series (subject to the liabilities of such Series and such rights and preferences as may have been established and designated with respect to classes of Shares within such Series), and each Share of a Series shall be equal to each other Share of such Series.

(f)Fractions. Any fractional Share of a Series shall have proportionately all the rights and obligations of a whole share of such Series, including rights with respect to voting, receipt of dividends and distributions and redemption of Shares.

(g)Exchange Privilege. The Trustees shall have the authority to provide that the Shareholders of any Series shall have the right to exchange such Shares for Shares of one or more other Series in accordance with such requirements and procedures as may be established by the Trustees.

(h)Combination of Series. The Trustees shall have the authority, without the approval of the Shareholders of any Series unless otherwise required by applicable federal law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series.

(i)Elimination of Series. At any time that there are no Shares outstanding of a Series (or class), the Trustees may abolish such Series (or class).

ARTICLE IV.

The Board of Trustees

Section 1. Number, Election and Tenure. The number of Trustees constituting the Board of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall at all times be at least one (1). Subject to the requirements of Section 16(a) of the 1940 Act, the Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees and remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the total combined net asset value of all Shares of the Trust issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders owning 10% or more of the Shares entitled to vote.

Section 2. Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in Article IV, Section 1, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust.

Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Board of Trustees, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility including the power to engage in transactions of all kinds on behalf of the Trust. Trustees, in all instances, shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts, documents and instruments that they may consider desirable, necessary or appropriate in connection with the administration of the Trust. Without limiting the foregoing, the Trustees may: adopt, amend and repeal By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of one or more Trustees who may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a shareholder servicing agent, or both; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Shares pursuant to applicable federal law; set record dates for the determination of Shareholders with respect to various matters; declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series; establish from time to time, in accordance with the provisions of Article III, Section 6 hereof, any Series of Shares, each such Series to operate as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purpose; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or shareholder servicing agent, Investment Adviser or Principal Underwriter. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees.

Without limiting the foregoing, the Trust shall have power and authority:

(a)To invest and reinvest cash and cash items, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of all types of securities, futures contracts and options thereon, and forward currency contracts of every nature and kind, including all types of bonds, debentures, stocks, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality or organization, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities, futures contracts and options thereon, and forward currency contracts, to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;

(b)To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

(c)To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d)To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

(e)To hold any security or property in a form not indicating that it is trust property, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to the applicable provisions of the 1940 Act;

(f)To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(g)To join with other security holders in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(h)To litigate, compromise, arbitrate, settle or otherwise adjust claims in favor of or against the Trust or a Series, or any matter in controversy, including but not limited to claims for taxes;

(i)To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(j)To borrow funds or other property in the name of the Trust or Series exclusively for Trust (or such Series) purposes;

(k)To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(l)To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary, desirable or appropriate for the conduct of the business, including insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Adviser, principal underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

(m)To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

(n)Subject to the 1940 Act, to engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage.

The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Section 4. Payment of Expenses by the Trust. Subject to the provisions of Article III, Section 6(b), the Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust or Series, or partly out of the principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Series that may be established or designated pursuant to Article III, Section 6, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust or Series, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, Investment Adviser, Principal Underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

Section 5. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine. Upon the resignation, incompetency, bankruptcy, removal, or death of a Trustee he or she shall automatically cease to have any such title in any of the Trust Property, and the title of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered. The Trustees may determine that the Trust or the Trustees, acting for and on behalf of the Trust, shall be deemed to hold beneficial ownership of any income earned on the securities owned by the Trust, whether domestic or foreign.

Section 6. Service Contracts.

(a)The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any Person; and any such contract may contain such other terms as the Trustees may determine, including authority for the Investment Adviser to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments, and such other responsibilities as may specifically be delegated to such Person.

(b)The Trustees may also, at any time and from time to time, contract with any Persons, appointing such Persons exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series or other securities to be issued by the Trust. Every such contract may contain such other terms as the Trustees may determine.

(c)The Trustees are also empowered, at any time and from time to time, to contract with any Persons, appointing such Person(s) to serve as custodian(s), transfer agent and/or shareholder servicing agent for the Trust or one or more of its Series. Every such contract shall comply with such terms as may be required by the Trustees.

(d)The Trustees are further empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

(e)The fact that:

(i)any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, Investment Adviser, Principal Underwriter, distributor, or affiliate or agent of or for any Person with which an advisory, management or administration contract, or Principal

Underwriter’s or distributor’s contract, or transfer, shareholder servicing or other type of service contract may be made, or that

(ii)any Person with which an advisory, management or administration contract or Principal Underwriter’s or distributor’s contract, or transfer, shareholder servicing or other type of service contract may be made also has an advisory, management or administration contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other service contract, or has other business or interests with any other Person, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the applicable requirements of the 1940 Act.

ARTICLE V.

Shareholders’ Voting Powers and Meetings

Subject to the provisions of Article III, Sections 5 and 6(d), the Shareholders shall have right to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, and (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the Trustees may consider necessary or desirable. Provisions relating to meetings, quorum, required vote, record date and other matters relating to Shareholder voting rights are as provided in the By-Laws.

ARTICLE VI.

Net Asset Value, Distributions, and Redemptions

Section 1. Determination of Net Asset Value, Net Income, and Distributions. Subject to Article III, Section 6 hereof, the Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws or in a duly adopted resolution of the Trustees such bases and time for determining the per Share net asset value of the Shares of the Trust or any Series (or class) and the declaration and payment of dividends and distributions on the Shares of the Trust or any Series (or class), as they may deem necessary or desirable.

Section 2. Redemptions and Repurchases. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon receipt by the Trust or a Person designated by the Trust that the Trust redeem such Shares or in accordance with such procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, in accordance with the By-Laws and the applicable provisions of the 1940 Act. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request for redemption is received in proper form. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays, or if permitted by the Rules of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets held with respect to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees.

The redemption price may in any case or cases be paid in cash or wholly or partly in kind in accordance with Rule 18f-1 under the 1940 Act if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series of which the Shares are being redeemed. Subject to the foregoing, the selection and quantity of securities or other property so paid or delivered as all or part of the redemption price shall be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

Section 3. Redemptions at the Option of the Trust. The Trust shall have the right, at its option, upon 30 days notice to the affected Shareholder at any time to redeem Shares of any Shareholder at the net asset value thereof as described in Section 1 of this Article VI: (i) if at such time such Shareholder owns Shares of any Series having an aggregate net asset value of less than a minimum value determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a Series equal to or in excess of a maximum percentage of the outstanding Shares of such Series determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares equal to or in excess of a maximum percentage, determined from time to time by the Trustees, of the outstanding Shares of the Trust.

Section 4. Transfer of Shares. The Trust shall transfer shares held of record by any Person to any other Person upon receipt by the Trust or a Person designated by the Trust of a written request therefore in such form and pursuant to such procedures as may be approved by the Trustees.

ARTICLE VII.

Compensation and Limitation of Liability

Section 1. Compensation of Trustees. Any Trustee, whether or not he is a salaried officer or employee of the Trust, may be compensated for his services as Trustee or as a member of a committee of Trustees, or as chairman of a committee by fixed periodic payments or by fees for attendance at meetings, by both or otherwise, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Trustees may from time to time determine. Nothing herein shall in any way prevent the employment of any Trustee to provide advisory, management, legal, accounting, investment banking or other services to the Trust and to be specially compensated for such services by the Trust.

Section 2. Limitation of Liability and Indemnification. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Adviser or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Trust.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 3. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

ARTICLE VIII.

Miscellaneous

Section 1. Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 2. Termination of the Trust or Any Series. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees upon 60 days prior written notice to the Shareholders. Any Series of Shares may be dissolved at any time by the Trustees upon 60 days prior written notice to the Shareholders of such Series. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series and each class thereof.

In accordance with Section 3808 of the Delaware Act, upon dissolution of the Trust or any Series, as the case may be, after paying or otherwise providing for all charges, taxes,

expenses and liabilities held, severally, with respect to each Series or the applicable Series, as the case may be, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets held, severally, with respect to each Series or the applicable Series, as the case may be, to distributable form in cash or shares or other securities, and any combination thereof, and distribute the proceeds held with respect to each Series or the applicable Series, as the case may be, to the Shareholders of that Series, as a Series, ratably according to the number of Shares of that Series held by the several Shareholders on the date of termination.

Section 3. Reorganization and Master/Feeder.

(a)Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may succeed to or assume the Trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company under the 1940 Act and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and which may include Shares of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class thereof. Any agreement of merger, reorganization, consolidation or conversion or exchange or certificate of merger, certificate of conversion or other applicable certificate may be signed by a majority of the Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b)Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 3 may effect any amendment to this Declaration of Trust or effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c)Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such Series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

Section 4. Amendments. Subject to the provisions of Section 5 of Article III relating to the requirement of Shareholder approval for certain amendments to this Declaration of Trust or requirements for certain determinations by the Board of Trustees for certain amendments hereto without Shareholder approval and any requirements under the 1940 Act requiring Shareholder approval of an amendment to this Declaration of Trust, the Trustees may, without any Shareholder vote or approval, amend this Declaration of Trust by making an amendment to this Declaration of Trust (including Schedule A), an agreement supplemental hereto, or an amended and restated trust instrument. Unless otherwise provided by the Trustees, any such amendment will be effective (i) upon the adoption by a majority of the Trustees then holding office of a resolution specifying the amendment, supplemental agreement or amendment and restatement or (ii) upon the execution in writing of an instrument signed by a majority of the Trustees then holding office specifying the amendment, supplemental agreement or amended and restated trust instrument. A certification signed by an officer of the Trust setting forth an amendment to this Declaration of Trust and reciting that it was duly adopted by the Trustees as aforesaid, or a copy of the instrument referenced above executed by the Trustees as aforesaid, shall be conclusive evidence of such amendment when lodged among the records of the Trust. The certificate of trust of the Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

Section 5. Filing of Copies, References, Headings. The original or a copy of this Declaration of Trust shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this Declaration of Trust. In this Declaration of Trust, references to this Declaration of Trust, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this Declaration of Trust. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Declaration of Trust. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This Declaration of Trust may be executed in any number of counterparts each of which shall be deemed an original but all of which together will constitute one and the same instrument. To the extent permitted by the 1940 Act, (i) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-Laws that is to be executed by one or more Trustees may be executed by means of original, facsimile or electronic signature and (ii) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-Laws that is to be delivered by one or more Trustees may be delivered by facsimile or electronic means (including e-mail), unless, in the case of either clause (i) or (ii), otherwise expressly provided herein or in the By-Laws or determined by the Trustees. The terms “include,” “includes” and “including” and any comparable terms shall be deemed to mean “including, without limitation.”

Section 6. Applicable Law. This Agreement and Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the Delaware Act. The Trust shall be a Delaware statutory trust pursuant to the Delaware Act, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a statutory trust.

Section 7. Provisions in Conflict with Law or Regulations.

(a)The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable federal laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b)If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 8. Statutory Trust Only. It is the intention of the Trustees to create a statutory trust pursuant to the Delaware Act, and thereby to create only the relationship of trustee and beneficial owners within the meaning of such Act between the Trustees and each Shareholder. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, joint venture, or any form of legal relationship other than a statutory trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 9. Use of the Name “The Vanguard Group, Inc.”. The name “The Vanguard Group, Inc.” and any variants thereof and all rights to the use of the name “The Vanguard Group, Inc.” or any variants thereof shall be the sole and exclusive property of The Vanguard Group, Inc. (“VGI”). VGI has permitted the use by the Trust of the identifying word “Vanguard” and the use of the name “Vanguard” as part of the name of the Trust and the name of any Series of Shares. Upon the Trust’s withdrawal from the Amended and Restated Funds’ Service Agreement among the Trust, the other investment companies within the Vanguard Group of Investment Companies and VGI, and upon the written request of VGI, the Trust and any Series of Shares thereof shall cease to use or in any way to refer to itself as related to “The Vanguard Group, Inc.” or any variant thereof.

Section 10. Derivative Actions. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

(a)The Shareholder or Shareholders must make a pre- suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 10(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of

Trustees who are not “independent trustees” (as that term is defined in the Delaware Act).

(b)Unless a demand is not required under paragraph (a)

of this Section 10, Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold at least 10% of the outstanding Shares of the Trust, or who collectively hold at least 10% of the outstanding Shares of the Series or class to which such action relates, shall join in the request for the Trustees to commence such action; and

(c)Unless a demand is not required under paragraph (a)

of this Section 10, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

SCHEDULE A

VANGUARD WORLD FUND

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Consumer Discretionary Index Fund	Admiral, ETF
Vanguard Consumer Staples Index Fund	Admiral, ETF
Vanguard Energy Index Fund	Admiral, ETF
Vanguard Extended Duration Treasury Index Fund	ETF, Institutional, Institutional Plus
Vanguard Financials Index Fund	Admiral, ETF
Vanguard FTSE Social Index Fund	Investor, Institutional
Vanguard Health Care Index Fund	Admiral, ETF
Vanguard Industrials Index Fund	Admiral, ETF
Vanguard Information Technology Index Fund	Admiral, ETF
Vanguard International Growth Fund	Investor, Admiral
Vanguard Materials Index Fund	Admiral, ETF
Vanguard Mega Cap 300 Growth Index Fund	ETF, Institutional
Vanguard Mega Cap 300 Index Fund	ETF, Institutional
Vanguard Mega Cap 300 Value Index Fund	ETF, Institutional
Vanguard Telecommunication Services Index Fund	Admiral, ETF
Vanguard U.S. Growth Fund	Investor, Admiral
Vanguard Utilities Index Fund	Admiral, ETF

(b)Liabilities Held with Respect to a

Particular Series ......................................................................................................	6

(c)Dividends, Distributions, Redemptions, and

	Repurchases ............................................................................................................	7
(d)	Voting .......................................................................................................................	7
(e)	Equality .....................................................................................................................	7
(f)	Fractions....................................................................................................................	7